INVESCO INTERNATIONAL FUNDS, INC.
                   INVESCO International Growth Fund
                         INVESCO European Fund
                       INVESCO Pacific Basin Fund
                            (March 1, 1998)
                     INVESCO Emerging Markets Fund
            (March 1, 1998 as supplemented March 23, 1998))

                     INVESCO SPECIALTY FUNDS, INC.
                       INVESCO Asian Growth Fund
                  INVESCO European Small Company Fund
                  INVESCO Worldwide Capital Goods Fund
                 INVESCO Worldwide Communications Fund
                           (December 1, 1997)

             Supplement to Prospectuses of the Above Funds
               Date of Which Are Indicated In Parenthesis

Each of the above  Funds  has the  ability  to invest  more than 25% of its
total  assets  in  the  securities  of  non-U.S.   issuers.   Accordingly,   the
prospectuses of these Funds are amended to include the following information under the section titled "Risk Factors - Foreign Securities":

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). EMU intends to establish a common European currency for EMU countries which will be known as the "euro." Each participating country presently plans to adopt the euro as its currency on January 1, 1999. The old national currencies will be sub-currencies of the euro until July 1, 2002, at which time the old currencies will disappear entirely. Other European countries may adopt the euro in the future.

The planned introduction of the euro presents some uncertainties and possible risks, including whether the payment and operational systems of banks and other financial institutions will be ready by January 1, 1999; whether exchange rates for existing currencies and the euro will be adequately established; and whether suitable clearing and settlement systems for the euro will be in operation. These and other factors may cause market disruptions before or after January 1, 1999 and could adversely affect the value of securities held by the Fund.

After January 1, 1999, the introduction of the euro is expected to impact European capital markets in ways that it is impossible to quantify at this time. For example, investors may begin to view EMU countries as a single market, and that may impact future investment decisions for the Fund. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may impact the fiscal and monetary policies of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

The date of this supplement is September 1, 1998.